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                                                                   EXHIBIT 10.70


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                          THIRD SUPPLEMENTAL INDENTURE



                                 By and Between



                                  CFLD-I, INC.



                                       and



                           ZIONS FIRST NATIONAL BANK,
                                   as Trustee



                                   Relating To



                       Amendments to the General Indenture






                            Dated as of April 1, 2002

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                                TABLE OF CONTENTS

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                                                                                 Page

                                       ARTICLE I

                        SHORT TITLE, DEFINITIONS AND AUTHORITY

Section 1.01.  Short Title ........................................................ 3
Section 1.02.  Definitions ........................................................ 3
Section 1.03.  Authority .......................................................... 3

                                      ARTICLE II

                         DESIGNATIONS OF AFSA DATA CORPORATION

Section 2.01.  Designation of AFSA Data Corporation as an approved Servicer ....... 3
Section 2.02.  Designation of AFSA Data Corporation as an approved Subservicer .... 3

                                      ARTICLE III

                          AMENDMENTS TO THE GENERAL INDENTURE

Section 3.01.  Amendments to Section 1.01 of the General Indenture ................ 3
Section 3.02.  Amendment to Section 5.03 of the General Indenture ................. 4
Section 3.03.  Amendment to Section 5.04 of the General Indenture ................. 4
Section 3.04.  Amendment to Exhibit C to the General Indenture .................... 4

                                      ARTICLE IV

                    AMENDMENTS TO THE FIRST SUPPLEMENTAL INDENTURE

Section 4.01.  Amendment to Section 2.08(c) of the First Supplemental Indenture ... 4
Section 4.02.  Amendment to Section 2.08(d) of the First Supplemental Indenture ... 5
Section 4.03.  Amendment to Section 3.05 of the First Supplemental Indenture ...... 5

                                       ARTICLE V

                                     MISCELLANEOUS

Section 5.01.  Third Supplemental Indenture Construed with General Indenture ...... 6
Section 5.02.  General Indenture as Supplemented to Remain in Effect .............. 6
Section 5.03.  Severability ....................................................... 6
Section 5.04.  Confirmation of Actions ............................................ 6
Section 5.05.  Governing Law ...................................................... 6
Section 5.06.  Execution in Counterparts .......................................... 6

EXHIBIT A -- FINANCED STUDENT LOAN REPORT
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         THIS THIRD SUPPLEMENTAL INDENTURE, dated as of April 1, 2002 (this
"Third Supplemental Indenture"), is entered into by and between CFLD-I, INC. (the "Corporation"), a corporation established under the laws of the State of Delaware, and ZIONS FIRST NATIONAL BANK, a national banking association authorized to accept trusts of the nature established herein (the "Trustee"), and amends and supplements the General Indenture, dated as of April 1, 2001 (the "General Indenture"), between the Corporation and the Trustee, as previously supplemented by the First Supplemental Indenture, dated as of April 1, 2001 (the "First Supplemental Indenture"), between the Corporation and the Trustee, and the Second Supplemental Indenture, dated as of April 1, 2002 (the "Second Supplemental Indenture"), between the Corporation and the Trustee. The General Indenture, as amended and supplement, including the First Supplemental Indenture and the Second Supplemental Indenture, is referred to herein as the "Indenture."

         WHEREAS, the Corporation issues Notes (as defined in the General Indenture) pursuant to the terms and provisions of the Indenture and uses the proceeds therefrom to, among other uses, to purchase Student Loans (as defined in the General Indenture); and

         WHEREAS, the Corporation is presently prohibited from purchasing Student Loans which have not been fully disbursed; and

         WHEREAS, the Corporation desires to purchase Student Loans which have not been fully disbursed; and

         WHEREAS, the Corporation and UICI Funding Corp. 2, a Delaware corporation ("UICI Funding"), have entered into an Amended and Restated Student Loan Purchase Agreement, dated April 10, 2002, permitting the Corporation to purchase Student Loans which have not been fully disbursed; and,

         WHEREAS, the Student Loans are presently being serviced pursuant to a Master Servicing Agreement, dated as of April 1, 2001, between the Corporation and UICI Funding, Inc. ("UICI Funding"), and subserviced by Sallie Mae Servicing L.P., EFG Technologies, Inc. and The MEGA Life and Health Insurance Company pursuant to subservicing agreements with UICI Funding; and

         WHEREAS, the Corporation and UICI Funding desire to appoint AFSA Data Corporation as an additional Servicer and/or Subservicer pursuant to the Indenture; and

         WHEREAS, the Corporation desires to use Recoveries of Principal on the Financed Student Loans to call any Series of Notes, as determined by the Corporation; and

         WHEREAS, Sections 8.01(g) and 8.01(t) of the General Indenture permits the Corporation and the Trustee, with the written consent of each Credit Facility Provider (as defined in the General Indenture), but without the consent of the Registered Owners (as defined in the General Indenture) of any Notes issued under the General Indenture, to enter into Supplemental Indentures (as defined in the General Indenture) which amend and supplement the General Indenture (which Supplemental Indentures shall thereafter form a part of the General Indenture) (i) to authorize the issuance of one or more Series of Notes and to prescribe the terms and conditions upon which such Notes may be issued and (ii) for the purpose to make any change to

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the Indenture with a Credit Confirmation (or, for Notes not subject to a Credit
Facility, a Rating Confirmation (each as defined in the General Indenture)); and

         WHEREAS, the definition of "Servicer" in Section 1.01 of the General Indenture provides that the term "Servicer" shall include or any other loan servicer approved in writing by each Credit Facility Provider, if any, and if no Credit Facility Provider is in place, with a Rating Notification (as defined in the General Indenture); and

         WHEREAS, the definition of "Subservicer" in Section 1.01 of the General Indenture provides that the term "Subservicer" shall include any other subservicer of Financed Student Loans approved in writing by each Credit Facility Provider, if any, and if no Credit Facility Provider is in place, appointed by the Servicer with a Rating Notification; and

         WHEREAS, Section 9.02 of the General Indenture permits the Corporation and the Trustee, with the written consent of each Credit Facility Provider, to make any modification of or amendment to the Indenture and of the rights and obligations of the Corporation under a Supplemental Indenture, and of the Registered Owners of the Notes of any particular Series, by a Supplemental Indenture, with the written consent of the Registered Owners of at least 51% in principal amount of the Senior Notes Outstanding; and

         WHEREAS, Section 9.02 of the General Indenture and Section 4.01 of the First Supplemental Indenture provide that, if Credit Facility is in effect with respect to a Series of the Series 2001A Notes and the Credit Facility Provider is not in default of its obligation to make payments thereunder, the Credit Facility Provider shall be deemed to be the Registered Owner of all such Series of the Series 2001A Notes then Outstanding for all purposes (including, without limitation, all approvals, consents, waivers, authorizations, directions, inspections and the institution of any action); and

         WHEREAS, all of the Notes issued pursuant to the Indenture are secured by Credit Facilities issued by MBIA Insurance Corporation; and

         WHEREAS, MBIA Insurance Corporation, as the sole Credit Facility Provider, has approved the appointment of AFSA Data Corporation as an additional Servicer and/or Subservicer under the Indenture, the purchase by the Corporation of Student Loans which have not been fully disbursed and the execution and delivery of this Third Supplemental Indenture by the Corporation and the Trustee; and

         WHEREAS, all things necessary to constitute the Indenture, including this Third Supplemental Indenture, a valid, binding and legal instrument for the security of the Notes issued pursuant to the Indenture in accordance with its terms, have been done and performed.

         NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

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                                    ARTICLE I

                     SHORT TITLE, DEFINITIONS AND AUTHORITY

         SECTION 1.01. SHORT TITLE. This Third Supplemental Indenture shall be known as and may be designated by the short title "Third Supplemental Indenture" (this "Third Supplemental Indenture").

         SECTION 1.02. DEFINITIONS. All words and phrases defined in the General Indenture, the First Supplemental Indenture and the Third Supplemental Indenture, respectively, shall have the same meaning in this Third Supplemental Indenture.

         SECTION 1.03. AUTHORITY. This Third Supplemental Indenture is executed pursuant to the provisions of the General Indenture and a resolution of the Corporation.

                                   ARTICLE II

                      DESIGNATIONS OF AFSA DATA CORPORATION

         SECTION 2.01. DESIGNATION OF AFSA DATA CORPORATION AS AN APPROVED SERVICER. The definition of "Servicer" contained in Section 1.01 of the General Indenture is hereby amended to include AFSA Data Corporation as an approved Servicer.

         SECTION 2.02. DESIGNATION OF AFSA DATA CORPORATION AS AN APPROVED SUBSERVICER. The definitions of "Subservicer" contained in Section 1.01 of the General Indenture is hereby amended to include AFSA Data Corporation as an approved Subservicer.

                                   ARTICLE III

                       AMENDMENTS TO THE GENERAL INDENTURE

         SECTION 3.01. AMENDMENTS TO SECTION 1.01 OF THE GENERAL INDENTURE.
Section 1.01 of the General Indenture is hereby amended by the addition of the following definitions:

               "Undisbursed Student Loan" means a Student Loan which requires the lender thereunder to loan additional amounts to the borrower thereof pursuant to the terms of such Student Loan.

In addition, the definition of "College First Student Loan Purchase Agreement" in Section 1.01 of the General Indenture is hereby amended in its entirety to read as follows:

               "College First Student Loan Purchase Agreement" means the Amended and Restated Student Loan Purchase Agreement, dated April 10, 2002, between the Corporation and UICI Funding and relating to College First Student Loans, as amended and supplemented pursuant to the terms thereof.

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         SECTION 3.02. AMENDMENT TO SECTION 5.03 OF THE GENERAL INDENTURE.
Section 5.03 of the General Indenture is hereby amended by the addition of the following paragraph at the end thereof:

               If the Acquisition Fund contains any Undisbursed Student Loans, no amounts may be disbursed from the Acquisition Fund unless, after such disbursement, as certified by the Corporation, the Acquisition Fund shall contain an amount sufficient to purchase the remaining interests in all Undisbursed Student Loan represented by the future disbursement obligations on such Undisbursed Student Loans. The Trustee may conclusively rely upon the Corporation's certification without further duty to know, determine or conduct further examination. Neither the Corporation nor the Trustee assumes, or shall assume, any obligation to fund any future disbursement obligations to a borrower pursuant to any Undisbursed Student Loan purchase hereunder, and neither the Corporation nor the Trustee shall be obligated or permitted to fund any such future disbursement obligations; provided, however, the Corporation may agree to purchase the remaining portion of any Undisbursed Student Loan represented by the future disbursement once such future disbursement obligation has been funded by the original lender thereunder.

         SECTION 3.03. AMENDMENT TO SECTION 5.04 OF THE GENERAL INDENTURE.
Section 5.04(b)(xix) of the General Indenture is hereby amended in its entirety to read as follows:

               (xix) as directed in a Corporation order, any portion or all of the remaining money shall be transferred to the Acquisition Fund and applied as set forth in Section 5.03 hereof or to a Principal Account of the Note Fund and used to redeem Notes.

         SECTION 3.04. AMENDMENT TO EXHIBIT C TO THE GENERAL INDENTURE. Exhibit C to the General Indenture is hereby replaced with Exhibit A to this Third Supplemental Indenture.

                                   ARTICLE IV

                 AMENDMENTS TO THE FIRST SUPPLEMENTAL INDENTURE

         SECTION 4.01. AMENDMENT TO SECTION 2.08(c) OF THE FIRST SUPPLEMENTAL INDENTURE. Clauses (ii) and (iii) of Section 2.08(c) of the First Supplemental Indenture are hereby amended in their entirety to read as follows:

                  (ii) The Notes, including the Series 2001A Notes, are subject to mandatory redemption prior to their maturity on the first Interest Payment Date which is at least 45 days after July 1, 2005 from Recoveries of Principal on deposit in the Acquisition Fund on such date, or such later date agreed to in writing by the Credit Facility Provider, in whole or in part, at a redemption price equal to 100% of the principal amount of such Series 2001A Notes or portions thereof redeemed, together with accrued interest thereon (but not including any

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         Carry-over Amount thereon and any accrued interest on such Carry-over
         Amount) to the date of redemption. Any moneys representing Recoveries of Principal remaining on deposit in the Acquisition Fund after the redemption described in this paragraph (ii) (which amount must be less than the smallest Authorized Denomination for the Notes) shall be transferred to the Revenue Fund. The Series of Notes to be redeemed shall be selected by the Corporation.

                  (iii) The Notes, including the Series 2001A Notes, shall be subject to mandatory redemption prior to their maturity on each Interest Payment Date from Recoveries of Principal deposited to the Senior Principal Account of the Note Fund on the 45th day prior to such Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount of such Series 2001A Notes or portions thereof redeemed, together with accrued interest thereon (but not including any Carry-over Amount thereon and any accrued interest on such Carry-over Amount) to the date of redemption. The Series of Notes to be redeemed shall be selected by the Corporation.

         SECTION 4.02. AMENDMENT TO SECTION 2.08(d) OF THE FIRST SUPPLEMENTAL INDENTURE. Section 2.08(d) of the First Supplemental Indenture is hereby amended in its entirety to read as follows:

                  (d) NOTICE. Notice of the redemption of Series 2001A Notes shall be given pursuant to Section 6.04 of the General Indenture, except that notice shall be given at least thirty (30) days before the Redemption Date.

         SECTION 4.03. AMENDMENT TO SECTION 3.05 OF THE FIRST SUPPLEMENTAL INDENTURE. Section 3.05 of the First Supplemental Indenture is hereby amended in its entirety to read as follows:

         SECTION 3.05. RECOVERIES OF PRINCIPAL, RECYCLING. The Corporation may finance additional Student Loans with amounts on deposit in the Acquisition Fund before July 1, 2005, (or such later date approved in writing by the Credit Facility Provider) derived from Revenues and Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2001A Notes (or with Recoveries of Principal derived therefrom); provided, however, the Credit Facility Provider may direct the Corporation in writing to not purchase any Student Loans at any time if the Credit Provider provides the Corporation and the Trustee with a certificate stating a reasonable basis why the financing of additional Student Loans should not continue, and the Credit Facility Provider may also subsequently permit Student Loans to again be purchased by giving written notice to the Corporation and the Trustee. Prior to July 1, 2005, (or such later date approved in writing by the Credit Facility Provider), Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2001A Notes (or with Recoveries of Principal derived therefrom) shall be deposited to the Acquisition Fund. On and after July 1, 2005, (or such later date approved in writing by the Credit Facility Provider), all Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2001A Notes

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(or with Recoveries of Principal derived therefrom) shall be deposited to the
Senior Principal Account of the Note Fund and used to redeem Notes.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.01. THIRD SUPPLEMENTAL INDENTURE CONSTRUED WITH GENERAL INDENTURE. All of the provisions of this Third Supplemental Indenture shall be deemed to be and construed as part of the General Indenture to the same extent as if fully set forth therein.

         SECTION 5.02. GENERAL INDENTURE AS SUPPLEMENTED TO REMAIN IN EFFECT. Save and except as herein supplemented by this Third Supplemental Indenture, the General Indenture shall remain in full force and effect.

         SECTION 5.03. SEVERABILITY. In any section, paragraph, clause or provision of this Third Supplemental Indenture shall for any reason be held to be invalid or unenforceable, the invalidity or unenforceability of such section, paragraph, clause or provision shall not affect any of the remaining provisions of this Third Supplemental Indenture.

         SECTION 5.04. CONFIRMATION OF ACTIONS. All action (not inconsistent with the provisions of this Third Supplemental Indenture) heretofore taken by the Corporation, directed toward the issuance and sale of the Series 2002A Notes is hereby ratified, approved and confirmed.

         SECTION 5.05. GOVERNING LAW. This Third Supplemental Indenture shall be construed in accordance with the laws of the State.

         SECTION 5.06. EXECUTION IN COUNTERPARTS. This Third Supplemental Indenture may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original; but such counterparts shall together constitute but one and the same instrument.

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         IN WITNESS WHEREOF, the undersigned President and Secretary of the
Corporation and an authorized officer of the Trustee have hereunto executed this Third Supplemental Indenture as of the date first written above.

                                        CFLD-I, INC.

                                        By /s/ GLENN W. REED
                                          ------------------------
                                          Glenn W. Reed, President


Attest:



By /s/ PEGGY G. SIMPSON
  ---------------------------
  Peggy G. Simpson, Secretary









                                        ZIONS FIRST NATIONAL BANK as Trustee

                                        By /s/ DAVID W. BATA
                                          -----------------------------
                                          David W. Bata, Vice President



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         The undersigned representative of MBIA Insurance Corporation, as the sole Credit Facility Provider, hereby approves the appointment of AFSA Data Corporation as an additional Servicer and Subservicer under the Indenture and consents to and approves the execution and delivery of this Third Supplemental Indenture.

                                           MBIA INSURANCE CORPORATION



                                           By /s/ LISA A. WILSON
                                             ------------------------
                                           Name: Lisa A. Wilson
                                                ---------------------
                                           Title: Assistant Secretary
                                                 --------------------

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